Loretta Food Group Inc.
                              List of Subsidiaries


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Corporation                         State of Incorporation              Status

Monaco (Canada) Inc.                 Ontario                          wholly owned-active
                                                                      Parent company of
                                                                      LF Acquisition Corp., LF
                                                                      Brands Inc., Loretta
                                                                      Baking Mix Products Inc.,
                                                                      and LF Licensed Products Inc.

MG Holdings Inc.                     Ontario                          wholly owned-active
                                                                      but no direct business
                                                                      Parent company to Sweet
                                                                      Valley Food Corporation

Bayshore Foods Inc.                  Ontario                          wholly owned-active

Sweet Valley Food Corporation        Ontario                          active
                                                                      wholly owned by
                                                                      MG Holdings Inc.

LF Acquisition Corp.                 Ontario                          active
                                                                      but no direct business
                                                                      wholly owned by
                                                                      Monaco (Canada) Inc.

LF Licensed Products Inc.            Ontario                          active-wholly owned by
                                                                      Monaco (Canada) Inc.

LF Brands Inc.                       Ontario                          active-wholly owned by
                                                                      Monaco (Canada) Inc.

Loretta Food Limited                 Ontario                          active-wholly owned by
                                                                      LF Acquisition Corp.

Golden Gate Flour Corporation        Ontario                          active-majority  owned by
                                                                      LF Brands Inc.

Loretta Baking Mix Products Inc.     Ontario                          active
                                                                      but no direct business
                                                                      wholly owned by
                                                                      LF Brands Inc.

Loretta Baking Mix Products Ltd.     Michigan                         active
                                                                      wholly owned by
                                                                      Loretta Baking Mix
                                                                      Products Inc.

1328609 Ontario Inc.                 Ontario                          inactive
                                                                      wholly owned by
                                                                      LF Brands Inc.

1608285 Ontario Ltd.                 Ontario                          inactive
                                                                      wholly owned by
                                                                      1328609 Ontario  Inc.

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